OMB APPROVAL
OMB Number: 3235-0570

Expires: September 30, 2007

Estimated average burden
hours per response: 19.4
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02773

The Gateway Trust
(Exact name of registrant as specified in charter)

Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Address of principal executive offices)     (Zip code)

Geoffrey Keenan
The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Name and address of agent for service)

Registrant’s telephone number, including area code: (513) 719-1100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

GATEWAY FUND ANNUAL REPORT December 31, 2006

GATEWAY FUND
TOTAL RETURNS - DECEMBER 31, 2006

	Average Annual Total Return
	One Year	Three Years	Five Years	Ten Years	Since Inception on 12/7/77	12/31/06 Price Per Share

GATEWAY FUND	10.14%	7.23%	5.54%	6.73%	9.07%	$27.04

Lehman Brothers U. S. Intermediate
Government/Credit Bond Index	4.07%	2.89%	4.52%	5.80%

S&P 500 Index	15.80%	10.43%	6.19%	8.42%

	Cumulative Total Return
	One Year	Three Years	Five Years	Ten Years	Since Inception on 12/7/77

GATEWAY FUND	10.14%	23.29%	30.92%	91.85%	1,148.00%

Lehman Brothers U. S. Intermediate
Government/Credit Bond Index	4.07%	8.91%	24.75%	75.75%

S&P 500 Index	15.80%	34.67%	35.00%	124.43%

Data sources throughout this report: Gateway Investment Advisers, L.P. and Thomson Financial Inc.

Performance data throughout this report represents past performance and is no guarantee of future results. The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

GATEWAY FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Throughout its almost thirty-year history, the Gateway Fund has endeavored to deliver the rewards of effective risk management to its investors. That remains its highest priority. The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. In the following pages we review the Fund’s risk-management strategy, provide an overview of the markets in 2006, discuss the Fund’s performance for the year and offer our perspective for 2007.

STRATEGY REVIEW

The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund employs a strategy comprised of three integrated components: sale of cash-settled index call options; purchase of index put options; and ownership of a broadly diversified common stock portfolio designed to support its index-option-based risk management strategy.

By selling index call options, the Fund receives cash flow from option premiums in exchange for the uncertain future appreciation of its equity portfolio. The degree of uncertainty in the equity markets determines the magnitude of the cash flow available to the Fund. In highly volatile markets, uncertainty is magnified and cash flow available from index call options rises. Conversely, when markets exhibit reduced volatility, this cash flow decreases. The Fund seeks to optimize the cash flow earned from the sale of index call options, which serves as a principal determinant of the Fund’s total return.

As the cash flow from the sale of index call options varies over time and is somewhat limited in its ability to reduce downside exposure, the Fund also buys index put options that can help protect against a significant market decline over a short period of time. The value of an index put option generally rises as the underlying stock prices decline. The Fund seeks the most cost-effective protection available from index put options, which serve as a key component in reducing the overall volatility of the Fund.

The final component of the Fund’s strategy is the continuous ownership of a diversified common stock portfolio generally representative of the broad U. S. equity market. The common stock portfolio is constructed to provide support for the index-option-based risk management strategy by minimizing the difference between the performance of the stock portfolio and that of the equity index underlying the Fund’s option positions while also considering other factors, such as predicted dividend yield of the portfolio.

ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2006
Common Stocks	98.9%
Put Options	0.2%
Repurchase Agreements	4.1%
Call Options Written	(3.5%)
Other Assets and Liabilities, Net	0.3%
100.0%

GATEWAY FUND
LETTER TO SHAREHOLDERS

The interaction of the three components of the Fund’s strategy is designed to provide fairly consistent returns over a wide range of market conditions. Accordingly, the total return of the Fund over a given time period is a combination of the change in market value and the dividend yield associated with the common stock portfolio, the cash flow earned from index call options, the cost of purchasing index put options and the operating expenses of the Fund.

2006 MARKET OVERVIEW

The year 2006 held many surprises for the economy and for watchers of the Federal Reserve Board in particular. Early in the year, the U. S. economy posted solid growth indicators as consumers were resilient and unemployment remained low. The first quarter annualized GDP number came in at an impressive 5.6% rate, reflecting strong corporate profits and demand for manufactured goods. Clearly focused on containing inflation, the Federal Reserve Board raised short-term interest rates four times in the first half of the year. By mid-year, it became apparent that much of the steam was coming off of an overheated residential housing boom, easing inflationary concerns. Against this backdrop of a slowing housing market, the Federal Reserve Board at last paused its program of regular interest rate increases and growth in the economy subsequently cooled, as evidenced by a 2.0% growth rate in third quarter GDP. With global liquidity readily available, the anticipation of falling interest rates in the near term prompted widespread enthusiasm for financial markets.

GROWTH OF A $10,000 INVESTMENT
January 1, 1997 - December 31, 2006

Past performance does not guarantee future results. The average annual total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.

GATEWAY FUND
LETTER TO SHAREHOLDERS

In the first half of 2006, equity markets made little headway before experiencing a sharp sell-off in May that continued into July. From there, the prospect of no further increases in short-term interest rates, and perhaps even 2007 rate reductions, helped propel a strong second half rally for stocks. The S&P 500 Index marched solidly higher, delivering a 2006 total return of 15.80% and ending the year at a level not seen since November 2000. Fixed income investing was made difficult in 2006 by economic crosscurrents in play throughout the year and mixed expectations for the economy in 2007. Long-term interest rates remained stubbornly low and the yield curve became inverted (meaning short-term interest rates were higher than long-term interest rates), historically a sign of unstable conditions in the credit markets. For the year, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index returned 4.07%, well below its historical average annual return.

The CBOE Volatility Index (the “VIX”), a key gauge of option pricing and headline measure of equity market volatility, remained at the low end of its historical range throughout most of 2006. The exception was the period of May and June when a struggling market contributed to an upward spike in volatility. As investors’ anxiety concerning inflation and rising interest rates lessened during the second half of the year, volatility once again trended downward. The VIX hit its 2006 low in November and ended the year slightly lower than where it began. Since market volatility largely determines option prices, net cash flow available from index option premiums was constrained during much of the year.

2006 PERFORMANCE COMMENTARY

The following discussion of the Fund’s comparative performance to the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index focuses on the results of the Fund’s index-option-based risk management strategy since its diversified common stock portfolio is designed to support this strategy. For the year ended December 31, 2006, the Fund rewarded investors with a total return of 10.14%, as compared to the 15.80% return for the unhedged S&P 500 Index and the 4.07% return for the Lehman Brothers U. S. Intermediate Government/Credit Bond Index during the same period. The Fund’s return was achieved while remaining continuously hedged with index call and put options during a period of relatively low volatility which limited the net cash flow available from option premiums.

PORTFOLIO SECTOR WEIGHTING
% OF COMMON STOCK
AS OF DECEMBER 31, 2006

GATEWAY FUND
LETTER TO SHAREHOLDERS

As the first quarter of 2006 unfolded, the equity markets entered January with renewed enthusiasm reflecting pent-up consumer demand. A strong economy, stabilizing energy prices and greater consumer spending led to another round of favorable corporate profit reports. Overall, investors remained confident that the Federal Reserve Board would successfully control inflation and that the geopolitical situation, particularly the war in Iraq, would not pose a significant drag on the economy. Reflecting this elevated consumer confidence, the S&P 500 Index gained 4.21% for the first quarter of 2006. While the expected control of inflationary pressures excited equity investors, it failed to convince bond investors. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index ended the quarter down 0.39%. On the strength of an appreciating market and a dividend yield above S&P 500 Index levels, the Fund posted a 3.24% return for the three months ended March 31, 2006. However, the Fund lagged the return for the S&P 500 Index as the Fund’s hedging techniques, while successful in reducing risk exposure, limited its participation in January’s strong short-term market advance.

The economy steamed ahead in April despite the restraining influences of rapidly escalating oil prices, another Federal Reserve Board interest rate increase in late March and continuing violence in the Middle East. Although equity markets were generally supported by positive earnings, the rally ended in May when inflationary fears and uncertainty over the intent and effectiveness of monetary policy unnerved investors. Only a strong rally, following a favorable interpretation of a June 29 Federal Reserve Board policy statement, limited the S&P 500 Index loss in the second quarter of 2006 to 1.44%. The bond markets, represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, advanced by a disappointing 0.21% for the same time period as inflationary fears and persistent interest rate increases continued to apply downward pressure on bond prices. During the second quarter, the Fund’s positive return of 0.88% resulted from increased cash flow earned from both net option premiums and common stock dividends, more than offsetting the decline in value of its common stocks.

COMMON STOCK PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

	GATEWAY	S&P 500
	FUND	INDEX
Total Holdings	321	500
Total S&P Holdings	192	500
Total Non-S&P Holdings	129	—
Dividend Yield (2)	2.61%(1)	1.80%
Average Market Cap, $B (2)	35.20	26.39
Weighted Average Price/Earnings Ratio (2)	18.46	18.76
Weighted Average Price/Book Ratio (2)	3.71	3.77

(1) This percentage represents the dividend yield of the equity securities in the Gateway Fund, not the dividend yield of the Fund itself.
(2) Calculations obtained from Bloomberg, L.P.

The gloomy outlook that prevailed in the financial markets throughout much of the second quarter gave way to cautious optimism in the third quarter. Investors’ spirits were lifted by dramatic declines in the prices of gasoline, natural gas and other commodities. As inflationary pressures eased and housing activity stalled, the Federal Reserve Board paused in its previously relentless campaign to cool the economy by raising short-term interest rates. The S&P 500 Index reflected equity investors’ improving outlook and delivered a return of 5.67% for the third quarter of 2006. The bond markets also reacted positively to a cooling economy and the possibility of falling interest rates in the near term. Fixed income investors bid up bond prices across all maturities leading the Lehman Brothers U. S. Intermediate Government/Credit Bond Index to a 3.19% quarterly return. With both stocks and bonds broadly advancing, the Fund netted nearly all of the cash flow available from option premiums and common stock dividends, returning 3.24% for the third quarter, providing investors with an efficient trade-off between risk and reward.

GATEWAY FUND
LETTER TO SHAREHOLDERS

A continuing flow of favorable economic news served to further investors’ enthusiasm for stocks in the fourth quarter of 2006. With liquidity in abundance, this enthusiasm overwhelmed fears of deteriorating geopolitical conditions in the Middle East and led to an upwardly-trending environment for the equity markets. The S&P 500 Index was propelled by investors who had, at least temporarily, ceased worrying about further interest rate increases. For the quarter, the S&P 500 Index returned 6.70% as nearly all sectors participated in the advance. Bond investors, on the other hand, exercised caution over concerns that inflationary pressures would resurface as housing markets began to stabilize and the economy showed evidence of better-than-expected growth. In the fourth quarter of 2006, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned a modest 1.03% as bond prices fell slightly. The Fund delivered a gain of 2.43% for the quarter. The Fund’s index call options, which help to maintain its low risk profile, limited the Fund’s opportunity to fully participate in the appreciation of its common stock portfolio during the quarter.

Throughout 2006, the Fund performed true to its hedged equity investment objective and remained fully hedged with both index call and put options. Despite constrained option premiums which resulted from below-average market volatility, cash flow earned from the regular sale of index call options was meaningful and a principal determinant of the Fund’s 2006 total return. Moreover, the Fund benefited from lower hedging costs as volatility levels reduced the cost of purchasing index put options. In 2006, the Fund was able to again provide shareholders with impressive risk-adjusted performance, thereby reinforcing investors’ views about the value of hedged equity portfolios.

2007 PERSPECTIVE

Analyzing the potential market impact of evolving monetary policy and persistent geopolitical concerns preoccupied the minds of investors during much of 2006. Heading into 2007, these factors continue to receive attention. Equity investors appear enthusiastic as signs of modest economic growth have reduced expectations of further monetary tightening by the Federal Reserve Board. Slower growth seems to have curbed equity investors’ speculative appetites, but may be leaving them complacent to downside risk. Many bond investors, on the other hand, enter the year with increasing concern that economic growth may not slow sufficiently to reduce inflationary pressures. Regardless of which direction monetary policy takes in 2007, both equity and bond investors realize that extensive geopolitical difficulties hover over the markets. Attempting to correctly identify which market environment may materialize in the near-term is a risky proposition given the economic and political uncertainties in place as we head into 2007.

Over the years, the Fund has persevered throughout a broad range of equity and bond market cycles with a disciplined approach to risk management. In the options market, where the Fund derives its principal return from the sale of index call options, premiums have varied widely. As investors in traditional equity and bond markets overweighted or underweighted, attempted to time the cycles and generally reacted to market surprises after their occurrence, Fund investors had a relatively stable alternative and were simply able to stay the course. Why? Because the Fund’s time-tested investment philosophy and its execution remained unchanged. While no investment strategy can assure positive returns in all market environments, we believe the Fund’s disciplined hedged equity strategy, which results in measurable cash flow and a lower risk profile, delivers performance that represents an attractive trade-off between risk and reward.

GATEWAY FUND
LETTER TO SHAREHOLDERS

2006 DISTRIBUTIONS

Beginning with the second quarter 2006 dividend, the Fund began distributing net investment income near the end of each calendar quarter. For 2006, the Fund paid qualified ordinary income dividends totaling $0.4825 per share. For the fifth straight year, no capital gain distributions were required. Given the level of historical distributions, we believe the Fund continues to demonstrate compelling tax-efficient characteristics.

We invite you to visit our website at www.gatewayfund.com for regular updates on the Fund’s investment results, portfolio statistics and quarterly distributions.

As always, we appreciate your support and continued confidence.

Walter G. Sall	Patrick Rogers, CFA	Paul R. Stewart, CFA
Chairman	Co-Portfolio Manager	Co-Portfolio Manager

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES	COMMON STOCKS - 98.9%	VALUE (000’S)
	CONSUMER DISCRETIONARY - 8.8%
115,100	Abercrombie & Fitch Co. - Class A	$8,014
129,880	Amazon.com, Inc. *	5,125
306,270	American Axle & Manufacturing Holdings, Inc.	5,816
225,150	American Eagle Outfitters, Inc.	7,027
58,300	Aztar Corporation *	3,173
188,175	Best Buy Co., Inc.	9,256
37,950	Black & Decker Corporation	3,035
35,000	Brunswick Corporation	1,116
117,800	Chico’s FAS, Inc. *	2,437
154,300	Citadel Broadcasting Company	1,537
91,400	Claire’s Stores, Inc.	3,029
262,890	Cooper Tire & Rubber Company	3,759
150,000	Dow Jones & Company, Inc.	5,700
123,200	Eastman Kodak Company	3,179
63,000	Ethan Allen Interiors Inc.	2,275
130,860	Federated Department Stores, Inc.	4,990
692,663	Ford Motor Company *	5,202
128,000	Furniture Brands International, Inc.	2,077
174,250	Gap, Inc.	3,398
173,250	General Motors Corporation	5,322
99,750	Genuine Parts Company	4,731
15,681	Hanesbrands, Inc. *	370
56,000	Harrah’s Entertainment, Inc.	4,632
502,550	Home Depot, Inc.	20,182
53,503	Idearc Inc. *	1,533
95,300	International Game Technology	4,403
26,300	J. C. Penney Company, Inc.	2,035
2,550	KB HOME	131
8,800	Lear Corporation *	260
175,000	Leggett & Platt, Incorporated	4,182
262,850	Limited Brands	7,607
315,700	Lowe’s Companies, Inc.	9,834
233,000	Mattel, Inc.	5,280
359,600	McDonald’s Corporation	15,941
77,500	New York Times Company - Class A	1,888
379,900	Newell Rubbermaid Inc.	10,998
189,100	Nordstrom, Inc.	9,330
57,500	OfficeMax Inc.	2,855
38,700	Omnicom Group Inc.	4,046
57,500	OSI Restaurant Partners, Inc.	2,254
385,160	Pier 1 Imports, Inc. *	2,292
53,500	Polaris Industries Inc.	2,505
52,000	R. H. Donnelley Corp. *	3,262

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	CONSUMER DISCRETIONARY (CONTINUED)
106,500	RadioShack Corporation	$1,787
694,250	Regal Entertainment Group - Class A	14,801
19,909	Sears Holding Corporation *	3,343
469,950	ServiceMaster Company	6,161
565,860	Sirius Satellite Radio Inc. *	2,003
62,900	Snap-on Incorporated	2,997
126,300	Stanley Works	6,352
211,190	Talbots, Inc.	5,090
55,400	Tiffany & Co.	2,174
58,233	Tim Hortons, Inc.	1,686
144,050	Time Warner Inc.	3,137
88,350	TJX Companies, Inc.	2,520
202,970	Tuesday Morning Corporation	3,156
441,750	Tupperware Corporation	9,988
77,200	Urban Outfitters, Inc. *	1,778
75,100	Walt Disney Company	2,574
43,000	Wendy’s International, Inc.	1,423
178,980	Westwood One, Inc.	1,264
97,574	Whirlpool Corporation	8,101
25,320	Wyndham Worldwide Corporation *	811
297,030	XM Satellite Radio Holdings Inc. - Class A *	4,292
		291,456
	CONSUMER STAPLES - 7.1%
709,300	Altria Group, Inc.	60,872
97,350	Avon Products, Inc.	3,216
410,150	Coca-Cola Company	19,790
156,150	Colgate-Palmolive Company	10,187
156,250	ConAgra Foods, Inc.	4,219
17,300	Estee Lauder Companies Inc. - Class A	706
117,100	Kimberly-Clark Corporation	7,957
115,850	Loews Corporation - Carolina Group	7,498
35,500	Longs Drug Stores Corporation	1,504
180,780	PepsiCo, Inc.	11,308
793,251	Procter & Gamble Company	50,982
139,460	Reynolds American Inc.	9,130
541,450	Sara Lee Corporation	9,221
71,990	Supervalu, Inc.	2,574
239,712	Vector Group Ltd.	4,255
638,650	Wal-Mart Stores, Inc.	29,493
64,600	Whole Foods Market, Inc.	3,032
		235,944
	ENERGY - 9.1%
82,000	BJ Services Company	2,404

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	ENERGY (CONTINUED)
59,500	BP PLC - ADR	$3,993
84,000	Chesapeake Energy Corporation	2,440
584,764	Chevron Corporation	42,998
331,762	ConocoPhillips	23,870
66,700	CONSOL Energy Inc.	2,143
90,200	Diamond Offshore Drilling, Inc.	7,211
141,800	Eni SPA - ADR	9,540
72,450	ENSCO International Incorporated	3,627
1,687,432	Exxon Mobil Corporation	129,308
383,700	Halliburton Company	11,914
68,270	Norsk Hydro ASA - ADR	2,094
290,970	Occidental Petroleum Corporation	14,208
83,949	Patterson-UTI Energy, Inc.	1,950
46,000	Peabody Energy Corporation	1,859
118,900	Royal Dutch Shell PLC - Class A - ADR	8,417
296,300	Schlumberger Limited	18,714
135,100	Smith International, Inc.	5,549
208,150	Tidewater Inc.	10,066
46,383	USEC Inc. *	590
1,280	YPF SA - ADR	61
		302,956
	FINANCIALS - 24.8%
68,450	A. G. Edwards, Inc.	4,332
106,400	Aegon NV - ADR	2,016
155,400	Allstate Corporation	10,118
92,800	American Express Company	5,630
242,177	American Home Mortgage Investment Corp.	8,505
527,186	American International Group, Inc.	37,778
73,100	Aon Corporation	2,583
239,750	Arthur J. Gallagher & Co.	7,085
157,000	Axa - ADR	6,332
1,559,941	Bank of America Corporation	83,285
39,900	Barclays PLC - ADR	2,320
155,020	Brandywine Realty Trust	5,154
6,347	Capital One Financial Corporation	488
88,650	Capitol Federal Financial	3,406
152,975	Charles Schwab Corporation	2,959
40,800	Chicago Mercantile Exchange	20,798
1,590,515	Citigroup Inc.	88,592
91,000	Colonial Properties Trust	4,266
47,900	Commerce Bancorp, Inc.	1,689
197,677	Converium Holding AG - ADR	1,307
59,048	Countrywide Financial Corporation	2,507

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	FINANCIALS (CONTINUED)
104,100	Eaton Vance Corp.	$3,436
394,300	Equity Office Properties Trust	18,993
221,857	Fidelity National Financial, Inc.	5,298
225,000	First Horizon National Corporation	9,401
77,900	FirstMerit Corporation	1,881
95,000	Genworth Financial Inc. - Class A	3,250
75,900	Goldman Sachs Group, Inc.	15,131
33,800	Hartford Financial Services Group, Inc.	3,154
168,700	Healthcare Realty Trust, Inc.	6,670
375,000	Hospitality Properties Trust	17,824
307,500	HSBC Holdings PLC - ADR	28,182
43,000	ING Groep NV - ADR	1,899
1,097,977	JPMorgan Chase & Co.	53,032
69,100	Legg Mason, Inc.	6,568
93,500	Lexington Corporate Properties Trust	2,096
284,723	Lincoln National Corporation	18,906
806,800	Lloyds TSB Group PLC - ADR	36,572
192,100	Marsh & McLennan Companies, Inc.	5,890
59,950	Mercury General Corporation	3,161
113,550	Merrill Lynch & Co., Inc.	10,572
305,350	Morgan Stanley	24,865
33,600	National Australia Bank Limited - ADR	5,351
182,000	Nationwide Financial Services, Inc. - Class A	9,864
425,450	Nationwide Health Properties, Inc.	12,857
86,700	New Century Financial Corporation	2,739
787,900	New York Community Bancorp, Inc.	12,685
91,450	Newcastle Investment Corporation	2,864
89,250	Old Republic International Corporation	2,078
261,000	Senior Housing Properties Trust	6,389
383,500	St. Paul Travelers Companies, Inc.	20,590
118,600	TCF Financial Corporation	3,252
881,483	U. S. Bancorp	31,901
163,950	Unitrin, Inc.	8,216
513,159	Wachovia Corporation	29,224
279,700	Waddell & Reed Financial, Inc. - Class A	7,653
244,200	Washington Mutual, Inc.	11,109
2,175,350	Wells Fargo & Company	77,355
56,250	XL Capital Ltd. - Class A	4,051
		826,109
	HEALTH CARE - 10.9%
413,150	Abbott Laboratories	20,125
158,200	Aetna Inc.	6,831
155,727	Amgen Inc. *	10,638

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	HEALTH CARE (CONTINUED)
148,500	Baxter International Inc.	$6,889
42,200	Biogen Idec Inc. *	2,076
147,310	Boston Scientific Corporation *	2,531
1,471,030	Bristol-Myers Squibb Company	38,717
109,750	Caremark Rx, Inc.	6,268
28,925	Coventry Health Care, Inc. *	1,448
344,100	Eli Lilly and Company	17,928
49,900	Genentech, Inc. *	4,048
176,950	GlaxoSmithKline PLC - ADR	9,336
787,822	Johnson & Johnson	52,012
119,200	Lincare Holdings Inc. *	4,749
38,813	Medco Health Solutions, Inc. *	2,074
213,500	Medtronic Inc.	11,424
38,600	Mentor Corporation	1,886
1,053,400	Merck & Co., Inc.	45,928
2,386,500	Pfizer Inc.	61,810
143,950	Schering-Plough Corporation	3,403
365,590	UnitedHealth Group Incorporated	19,643
60,000	Universal Health Services, Inc. - Class B	3,326
178,100	WellPoint, Inc. *	14,015
320,300	Wyeth	16,310
		363,415
	INDUSTRIALS - 10.4%
198,150	3M Co.	15,442
81,600	American Power Conversion Corporation	2,496
143,200	AMR Corporation *	4,329
46,500	Avery Dennison Corporation	3,159
6,750	Avis Budget Group, Inc. *	146
219,252	Boeing Company	19,478
145,000	Briggs & Stratton Corporation	3,908
225,900	Caterpillar Inc.	13,855
12,600	Corporate Executive Board Company	1,105
201,310	CSX Corporation	6,931
15,600	Cummins, Inc.	1,844
66,900	Deere & Company	6,360
265,400	Deluxe Corporation	6,688
70,400	Dun & Bradstreet Corporation *	5,828
27,400	Eaton Corporation	2,059
364,200	Emerson Electric Co.	16,058
2,886,136	General Electric Company	107,393
35,550	Goodrich Corporation	1,619
317,400	Honeywell International Inc.	14,359
161,650	Hubbell Incorporated - Class B	7,308

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	INDUSTRIALS (CONTINUED)
47,700	Ingersoll-Rand Company Ltd. - Class A	$1,867
182,100	JetBlue Airways Corporation *	2,586
74,000	Laidlaw International Inc.	2,252
33,000	Parker-Hannifin Corporation	2,537
87,350	Pentair, Inc.	2,743
112,250	R. R. Donnelley & Sons Company	3,989
91,900	Raytheon Company	4,852
55,500	Robert Half International Inc.	2,060
132,700	Southwest Airlines Co.	2,033
210,400	SPX Corporation	12,868
96,150	Standard Register Company	1,154
6,060	Stolt-Nielsen SA - ADR	185
670,600	Synagro Technologies, Inc.	2,964
94,800	Timken Company	2,766
49,000	Tomkins PLC - ADR	951
402,403	Tyco International Ltd.	12,233
247,400	United Parcel Service, Inc. - Class B	18,550
283,500	United Technologies Corporation	17,724
53,900	Volvo AB - ADR	3,709
235,300	Waste Management, Inc.	8,652
		347,040
	INFORMATION TECHNOLOGY - 14.1%
262,600	Activision, Inc. *	4,527
156,371	Adobe Systems Incorporated *	6,430
59,850	ADTRAN, Inc.	1,359
117,575	Advanced Micro Devices, Inc. *	2,393
36,300	Akamai Technologies, Inc. *	1,928
112,589	Alcatel-Lucent - ADR	1,601
86,000	Altera Corporation *	1,693
135,050	Analog Devices, Inc.	4,439
204,600	Apple Computer, Inc. *	17,358
367,700	Applied Materials, Inc.	6,784
34,300	Autodesk, Inc. *	1,388
181,750	Automatic Data Processing, Inc.	8,951
154,225	Broadcom Corporation - Class A *	4,983
1,209,125	Cisco Systems, Inc. *	33,045
55,400	Cognizant Technology Solutions Corporation - Class A *	4,275
369,275	Corning Incorporated *	6,909
337,900	Dell Inc. *	8,478
52,900	DST Systems, Inc. *	3,313
288,195	eBay Inc. *	8,666
97,550	Electronic Data Systems Corporation	2,688
113,796	Fidelity National Information Services, Inc.	4,562

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	INFORMATION TECHNOLOGY (CONTINUED)
39,319	First Data Corporation	$1,003
71,200	Google Inc. - Class A *	32,786
600,505	Hewlett-Packard Company	24,735
2,177,898	Intel Corporation	44,102
335,350	International Business Machines Corporation	32,579
126,000	JDS Uniphase Corporation *	2,099
45,000	KLA-Tencor Corporation	2,239
52,600	Linear Technology Corporation	1,595
112,000	Maxim Integrated Products, Inc.	3,429
178,450	Microchip Technology Incorporated	5,835
2,437,500	Microsoft Corporation	72,784
496,771	Motorola, Inc.	10,214
86,750	National Semiconductor Corporation	1,969
64,130	NAVTEQ Corporation *	2,243
96,400	NVIDIA Corporation *	3,568
299,580	Openwave Systems Inc. *	2,765
1,204,367	Oracle Corporation *	20,643
98,000	Paychex, Inc.	3,875
54,560	Plantronics, Inc.	1,157
354,140	PMC-Sierra, Inc. *	2,376
410,700	QUALCOMM Incorporated	15,520
68,100	Red Hat, Inc. *	1,566
100,000	Sabre Holdings Corporation - Class A	3,189
239,187	Symantec Corporation *	4,987
368,736	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	4,030
368,400	Texas Instruments Incorporated	10,610
478,098	United Online, Inc.	6,349
57,800	VeriSign, Inc. *	1,390
39,319	Western Union Company	882
122,500	Xilinx, Inc.	2,917
421,150	Yahoo! Inc. *	10,756
		469,962
	MATERIALS - 4.3%
116,670	Alcoa Inc.	3,501
52,640	Bowater Incorporated	1,185
5,100	Chesapeake Corporation	87
276,136	Companhia Siderurgica Nacional SA - ADR	8,279
460,448	Dow Chemical Company	18,390
519,400	E. I. du Pont de Nemours and Company	25,300
141,600	Eastman Chemical Company	8,398
120,900	Gerdau SA - ADR	1,934
158,950	Lubrizol Corporation	7,968
198,450	Lyondell Chemical Company	5,074

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

SHARES		VALUE (000’S)
	MATERIALS (CONTINUED)
121,125	MeadWestvaco Corporation	$3,641
131,100	Nucor Corporation	7,166
397,650	Olin Corporation	6,569
516,250	Packaging Corporation of America	11,409
262,150	RPM International, Inc.	5,476
297,000	Sonoco Products Company	11,304
258,989	Southern Copper Corporation	13,957
251,900	Worthington Industries, Inc.	4,464
		144,102
	TELECOMMUNICATION SERVICES - 4.3%
1,348,223	AT&T Inc.	48,199
544,150	BellSouth Corporation	25,635
89,900	China Mobile HK Limited - ADR	3,886
1,204,490	Citizens Communications Company	17,309
69,300	France Telecom SA - ADR	1,920
296,530	Sprint Nextel Corporation	5,601
60,400	Telstra Corporation Ltd. - ADR	989
1,070,068	Verizon Communications Inc.	39,849
		143,388
	UTILITIES - 5.1%
115,900	Ameren Corporation	6,227
612,600	Atmos Energy Corporation	19,548
214,500	Consolidated Edison, Inc.	10,311
536,600	Duke Energy Corporation	17,820
208,850	Duquesne Light Holdings Inc.	4,146
39,300	Enel SPA - ADR	2,028
127,000	Energy East Corporation	3,150
304,550	Great Plains Energy Incorporated	9,685
295,500	KeySpan Corporation	12,169
152,000	National Fuel Gas Company	5,858
338,300	NICOR Inc.	15,832
155,550	OGE Energy Corp.	6,222
149,900	ONEOK, Inc.	6,464
304,100	Peoples Energy Corporation	13,554
177,450	Pepco Holdings, Inc.	4,615
252,703	Progress Energy, Inc.	12,403
95,950	Public Service Enterprise Group Inc.	6,369
407,400	United Utilities PLC - ADR	12,515
		168,916

	Total common stocks (cost $2,512,535)	3,293,288

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2006

CONTRACTS		VALUE (000’S)
	PUT OPTIONS - 0.2%
3,020	On S&P 500 Index expiring January 20, 2007 at 1250	$75
3,232	On S&P 500 Index expiring February 17, 2007 at 1250	404
3,053	On S&P 500 Index expiring February 17, 2007 at 1275	550
3,179	On S&P 500 Index expiring February 17, 2007 at 1300	827
3,442	On S&P 500 Index expiring March 17, 2007 at 1250	1,067
3,712	On S&P 500 Index expiring March 17, 2007 at 1275	1,559
3,400	On S&P 500 Index expiring March 17, 2007 at 1300	1,938

	Total put options (cost $10,139)	6,420

	REPURCHASE AGREEMENT - 4.1% **
	4.10% repurchase agreement with U. S. Bank, N. A.
	dated December 29, 2006, due January 2, 2007 (repurchase proceeds $137,622)	137,559

	Total common stocks, put options and repurchase agreement - 103.2%	3,437,267

	CALL OPTIONS WRITTEN - (3.5%) ***
(2,956)	On S&P 500 Index expiring January 20, 2007 at 1350	(21,505)
(2,757)	On S&P 500 Index expiring January 20, 2007 at 1375	(13,578)
(2,756)	On S&P 500 Index expiring January 20, 2007 at 1400	(7,648)
(2,998)	On S&P 500 Index expiring February 17, 2007 at 1350	(24,089)
(2,852)	On S&P 500 Index expiring February 17, 2007 at 1375	(16,727)
(2,998)	On S&P 500 Index expiring February 17, 2007 at 1400	(11,677)
(3,000)	On S&P 500 Index expiring March 17, 2007 at 1400	(14,565)
(2,721)	On S&P 500 Index expiring March 17, 2007 at 1425	(8,721)

	Total call options written (premiums received $108,874)	(118,510)

	OTHER ASSETS AND LIABILITIES, NET - 0.3%	11,183

	NET ASSETS - 100.0%	$3,329,940

*	Non-income producing.
**	Repurchase agreement fully collateralized by U.S. Government Agency obligations.
***	The $3,293,288,000 aggregate value of common stocks covers outstanding call options.

ADR - American Depository Receipt.

Common stocks are grouped by sector.

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2006

	(000's	)
ASSETS:
Common stocks, at value (cost $2,512,535)	$3,293,288
Put options, at value (cost $10,139)	6,420
Repurchase agreement	137,559
Receivable for Fund shares sold	9,241
Dividends and interest receivable	5,625
Other assets	47
Total assets	3,452,180

LIABILITIES:
Call options written, at value (premiums received $108,874)	118,510
Payable for Fund shares redeemed	2,527
Accrued distribution expenses	998
Accrued investment advisory and management fees	167
Other accrued expenses and liabilities	38
Total liabilities	122,240

NET ASSETS	$3,329,940

NET ASSETS CONSIST OF:
Paid-in capital	$2,862,204
Undistributed net investment income	271
Accumulated net realized loss on investment transactions	(299,933)
Net unrealized appreciation on investments	767,398
Net assets	$3,329,940

FUND SHARES OUTSTANDING
(unlimited number of shares authorized)	123,151

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE	$27.04

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2006

(000's )
INVESTMENT INCOME:
Dividends	$80,869
Interest	4,612
Other income	403
Total investment income	85,884

EXPENSES:
Investment advisory and management fees	17,675
Distribution expenses	10,041
Trustees’ fees	237
Professional fees	123
Insurance expense	85
Registration fees	58
Custodian fees	47
Other expenses	86
Total expenses	28,352

NET INVESTMENT INCOME	57,532

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on investment transactions:
Common stocks	(3,368)
Put options expired and closed	(58,435)
Call options expired and closed	(76,234)
Net realized loss on investment transactions	(138,037)

Change in unrealized appreciation/depreciation on investments:
Common stocks	408,803
Put options	(2,741)
Call options	(37,252)
Net change in unrealized appreciation/depreciation on investments	368,810

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	230,773

NET INCREASE IN NET ASSETS FROM OPERATIONS	$288,305

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENTS OF CHANGES IN NET ASSETS

		(000's )
	Year Ended December 31,
	2006	2005
FROM OPERATIONS:
Net investment income	$57,532	$45,804
Net realized loss on investment transactions	(138,037)	(6,570)
Net change in unrealized appreciation/depreciation on investments	368,810	73,039
Net increase in net assets from operations	288,305	112,273

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,261)	(47,247)

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold	960,602	1,029,880
Net asset value of shares issued in reinvestment of
distributions to shareholders	50,163	40,866
Payments for shares redeemed	(619,512)	(532,064)
Net increase in net assets from Fund shares transactions	391,253	538,682

NET INCREASE IN NET ASSETS	622,297	603,708

NET ASSETS:
Beginning of year	2,707,643	2,103,935
End of year	$3,329,940	$2,707,643

UNDISTRIBUTED NET INVESTMENT INCOME	$271	$—

FUND SHARE TRANSACTIONS:
Shares sold	36,754	41,538
Shares issued in reinvestment of distributions to shareholders	1,888	1,631
Shares redeemed	(23,788)	(21,402)
Net increase in Fund shares outstanding	14,854	21,767
Shares outstanding, beginning of year	108,297	86,530
Shares outstanding, end of year	123,151	108,297

See accompanying notes to financial statements.

GATEWAY FUND
FINANCIAL HIGHLIGHTS - PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31,
	2006	2005	2004	2003	2002

BEGINNING NET ASSET VALUE	$25.00	$24.31	$23.00	$20.76	$21.98

INVESTMENT OPERATIONS:
Net investment income	0.48	0.44	0.29	0.17	0.15
Net realized and unrealized gain (loss)	2.04	0.70	1.31	2.24	(1.22)
Total from investment operations	2.52	1.14	1.60	2.41	(1.07)

DISTRIBUTIONS:
Dividends from net investment income	(0.48)	(0.45)	(0.29)	(0.17)	(0.15)
Distributions from net realized gain	—	—	—	—	—
Total distributions	(0.48)	(0.45)	(0.29)	(0.17)	(0.15)

ENDING NET ASSET VALUE	$27.04	$25.00	$24.31	$23.00	$20.76

TOTAL RETURN	10.14%	4.66%	6.95%	11.61%	(4.86%)

ENDING NET ASSETS (000’S)	$3,329,940	$2,707,643	$2,103,935	$1,405,561	$1,068,448

AVERAGE NET ASSETS RATIOS:
Total expenses	0.95%	0.95%	0.97%	0.97%	0.97%
Net investment income	1.92%	1.87%	1.42%	0.86%	0.66%

PORTFOLIO TURNOVER RATE	9%	15%	71%	5%	13%

See accompanying notes to financial statements.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the “Trust”) is an Ohio business trust, registered under the Investment Company Act of 1940, which is authorized to establish and operate one or more separate series of mutual funds. The Trust currently operates one diversified mutual fund, the Gateway Fund (the “Fund”). The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund attempts to achieve its investment objective primarily by owning a broadly diversified portfolio of common stocks and by selling index call options. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time.

The following is a summary of the Fund’s significant accounting policies:

Investments valuation - The Fund values its portfolio securities as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time. Securities, other than option contracts, traded on a national stock exchange are valued at the last reported sales price on the primary exchange on which the security is traded. Securities traded in the over-the-counter market, and which are quoted by NASDAQ, are valued at the NASDAQ Official Closing Price. Option contracts (both purchased and written) are valued at the average of the closing bid and asked quotations. Securities, other than option contracts, for which market quotations are not readily available or in which trading has been suspended during the day, and option contracts for which closing market quotations are not considered to reflect option contract values as of the close of the NYSE, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment transactions and investment income - Investment transactions are recorded on the trade date. Realized gains and losses are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

Option transactions - The Fund purchases index put options and writes (sells) index call options. When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Distributions to shareholders - Distributions from net investment income are recorded on the ex-dividend date and, since June 2006, are declared and paid to shareholders quarterly. Distributions from net realized capital gains, if any, are recorded on the ex-dividend date and are declared and paid to shareholders annually.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2006

Federal income taxes - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes.

At December 31, 2006, the components of distributable earnings on a tax basis were as follows (000’s):

Cost of common stocks and options	$2,413,472

Gross unrealized appreciation	$802,204
Gross unrealized depreciation	(34,478)
Net unrealized appreciation	767,726
Undistributed ordinary income	271
Capital loss carryforwards	(300,261)
Distributable earnings	$467,736

The difference between the book basis and tax basis of distributable earnings resulted from the tax deferral of losses on wash sales and the tax recognition of net unrealized appreciation on open option contracts at December 31, 2006. There were no differences between the book basis and tax basis of distributions paid for the years ended December 31, 2006 and 2005. The Fund’s capital loss carryforwards expire December 31, 2011 and December 31, 2014 in the amounts of $122,095,000 and $178,166,000, respectively.

Repurchase agreements - The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the “Adviser”).

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser an investment advisory and management fee under the terms of a Management Agreement at an annual rate of 0.925% of average daily net assets minus all distribution expenses. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows for the payment of distribution expenses by the Fund related to the sale and distribution of its shares. In any year, distribution expenses cannot exceed 0.50% of average daily net assets. The Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund’s expenses of reporting to shareholders under the Management Agreement.

If total annual operating expenses (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 1.50% of the Fund’s average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund’s expenses to this level.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2006

3. INVESTMENT TRANSACTIONS
For the year ended December 31, 2006, cost of purchases of investment securities (excluding any short-term investments and U. S. government securities) totaled $520,988,000 and proceeds from sales totaled $266,262,000.

The Fund may write (sell) call options on stock indexes in exchange for cash (that is, the premium received) to enhance earnings on the portfolio securities. However, using these call options limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. In general, the liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in portfolio value. For the year ended December 31, 2006, transactions in written options were as follows:

	Contracts	Premiums (000’s)
Outstanding at December 31, 2005	21,015	$67,987
Options written	164,145	580,908
Options terminated in closing
purchase transactions	(155,553)	(523,616)
Options expired	(6,569)	(16,405)
Outstanding at December 31, 2006	23,038	$108,874

4. BANK LINE OF CREDIT
The Fund has an uncommitted $100 million bank line of credit to be used as a temporary liquidity source for meeting redemption requests. Borrowings under this arrangement, expiring October 31, 2007, bear interest at the bank’s prime rate minus 0.50%. There are no fees associated with maintaining this facility. During the year ended December 31, 2006, there were no borrowings on this line of credit.

5. COMMITMENTS AND CONTINGENCIES
The Fund indemnifies the Trustees and officers of the Trust for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. RECENT ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (the “FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in net asset value calculations as late as the last such calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on June 30, 2007. Management currently believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2006

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. Management currently believes that the adoption of SFAS 157 will have no impact on the financial statements of the Fund; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

7. TAX INFORMATION (UNAUDITED)
The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise shareholders as to the federal income tax status of distributions received during the Fund’s fiscal year.

In 2006, the Fund declared and paid ordinary income dividends totaling $57,261,000, or $0.4825 per share, to shareholders of record. For the year ended December 31, 2006, 100% of the dividends paid from ordinary income are considered “qualified dividends” subject to a federal tax rate of not more than 15% and 100% of the dividends paid qualified for the dividends received deduction for corporations.

GATEWAY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the
Gateway Fund of The Gateway Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Fund (the “Fund”) of The Gateway Trust as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Fund of The Gateway Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.

Cincinnati, Ohio
February 7, 2007

GATEWAY FUND
FUND EXPENSES (UNAUDITED)

As a shareholder of the Gateway Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem the Fund through certain financial institutions; and (2) ongoing costs, including investment advisory and management fees, distribution expenses and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2006) and held for the six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual Fund expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if you incurred transaction costs, your costs would have been higher. Please refer to the Fund’s prospectus for additional information on applicability of transaction costs for the Fund.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period 7/1/06 - 12/31/06*

Actual	$1,000.00	$1,057.50	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent fiscal half-year period).

GATEWAY FUND
MANAGEMENT INFORMATION - DECEMBER 31, 2006 (UNAUDITED)

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS NOT AN “INTERESTED PERSON” OF THE GATEWAY TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

James M. Anderson, Cincinnati Children’s Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Cincinnati Children’s Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children’s Hospital Medical Center; Director of Union Central Life; Director of UNIFI Mutual Holding Co.; Director of the National Stock Exchange; Chairman of the Board of the Cincinnati Branch of the Federal Reserve Bank of Cleveland. Age 65.

Stefen F. Brueckner, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since October 1992; Humana Inc. (insurance), Vice President - Senior Products since February 2005 and Vice President - Market Operations from July 2001 to February 2005; ProMutual Group (insurance), President and Chief Executive Officer from 1998 to 2000; Anthem Companies, Inc. (insurance), President and Chief Executive Officer from 1995 to 1998. Age 57.

Kenneth A. Drucker, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since April 1986; Sequa Corporation (industrial equipment), Vice President and Treasurer from 1987 through 2006; Director of Formica Corporation. Age 61.

Susan J. Hickenlooper, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since January 2006; Episcopal Retirement Homes Foundation, President since January 2005; Cincinnati Parks Foundation, Trustee since January 2001 and Treasurer from January 2001 through January 2004; Bartlett & Co. (investment adviser), Senior Portfolio Manager from 1981 to 1998. Age 61.

George A. Turk, The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since January 2006; National Underground Railroad Freedom Center, Financial Analyst since July 2002; Citizens Financial Corporation (insurance company), Director and Audit Committee Chairman since April 2004; Arthur Andersen LLP, Partner from 1982 to 2000. Age 58.

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH TRUSTEE WHO IS AN “INTERESTED PERSON” OF THE GATEWAY TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940. EACH IS A DIRECTOR, OFFICER AND EMPLOYEE OF THE TRUST’S ADVISER, AND AN OFFICER AND A TRUSTEE OF THE TRUST.

Walter G. Sall, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Gateway Investment Advisers, L.P., Chairman since 1995. Age 62.

J. Patrick Rogers, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since January 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund from 1997 through December 2006; Co-Portfolio Manager of the Gateway Fund since December 2006; Gateway Investment Advisers, L.P., Chief Executive Officer since 2006 and President since 1995. Age 42.

GATEWAY FUND
MANAGEMENT INFORMATION - DECEMBER 31, 2006 (UNAUDITED)

THE FOLLOWING PROVIDES INFORMATION REGARDING EACH OFFICER OF THE GATEWAY TRUST AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

Donna M. Brown, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Gateway Investment Advisers, L.P., General Counsel since December 1995 and Chief Compliance Officer since September 2004. Age 47.

Gary H. Goldschmidt, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Gateway Investment Advisers, L.P., Chief Financial Officer since January 2004 and Controller from 1999 to 2004. Age 44.

David D. Jones, 719 Sawdust Road, #113, the Woodlands, TX 77380; Chief Compliance Officer of The Gateway Trust since January 2006; Drake Compliance, LLC (compliance consulting firm), Founder and Managing Member since June 2004; David Jones & Assoc., P.C. (law firm), Founder and Principal since 1998; Citco Mutual Fund Services, Inc. (third-party transfer agent, fund accounting and administration firm), founding Chief Executive Officer from 2001 through 2003. Age 49.

Geoffrey Keenan, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 48.

Paul R. Stewart, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since October 2006; Co-Portfolio Manager of the Gateway Fund since December 2006; Gateway Investment Advisers, L.P., Chief Investment Officer since 2006, Senior Vice President since 2000, Chief Financial Officer from 1996 to 2003 and Controller and Treasurer from 1995 to 1996. Age 41.

The Statement of Additional Information includes additional information regarding the Trustees and is available without charge, upon request, by calling 800.354.6339.

WEB SITE

For general information regarding the Gateway Fund,
visit us at www.gatewayfund.com.

INVESTMENT ADVISER

Gateway Investment Advisers, L.P.
Rookwood Tower
3805 Edwards Road, Suite 600
Cincinnati, Ohio 45209

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Thompson Hine LLP
312 Walnut Street
Cincinnati, Ohio 45202

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted those proxies during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 800.354.6339, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The filings are available without charge, upon request, by calling the Fund at 800.354.6339. They are also available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

This report must be preceded by or accompanied by a prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)  Amendments: During the period covered by this report, there were no amendments to the code of ethics.

(d)  Waivers: During the period covered by this report, the registrant had not granted a waiver, including an implicit waiver, from a provision of the code of ethics.

(e)  Not applicable

(f)  The registrant has elected to comply with this item 2(f) by filing a copy of the code of ethics at Item 12(a)(1), where it is incorporated by reference to a previous filing.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Kenneth A. Drucker is an audit committee financial expert. He is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2006	$58,300
FY 2005	$55,000

(b) Audit-Related Fees

	Registrant	Adviser

FY 2006	$0	$10,600
FY 2005	$0	$10,000

Nature of Fees. Audit-related services for the Adviser are associated with examination of internal controls related to the Adviser’s transfer agent and registrar functions for SEC Rule 17Ad-13 filing in FY 2006 and FY 2005.

(c) Tax Fees

	Registrant	Adviser

FY 2006	$7,200	$0
FY 2005	$3,000	$0

Nature of Fees. Tax services for registrant included tax compliance and tax return reviews in FY 2006 and FY 2005 as well as FIN 48 review in FY 2006.

(d) All Other Fees

	Registrant	Adviser

FY 2006	$0	$0
FY 2005	$0	$0

(e) (1) Audit Committee’s Pre-Approval Policies
Beginning with non-audit service contracts entered into on or after May 6, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. The registrant’s Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

(2) Percentages of FY 2006 Non-Audit Services Approved by the Audit Committee

Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	N/A%

(f) During the audit of registrant’s financial statements for the most recent fiscal year, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are as follows:

	Registrant	Adviser

FY 2006	$ 7,200	$10,600
FY 2005	$ 3,000	$10,000

(h)  Not applicable. All non-audit services to the registrant’s investment adviser were pre-approved by the Audit Committee for FY 2006 and FY 2005.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 21, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings of Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)
Registrants' Code of Ethics is incorporated by reference to registrant's Form N-CSR for the year ended December 31, 2004 which was filed with the Securities and Exchange Commission on February 23, 2005.

(a)(2)	EX-99.CERT. Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not Applicable.
(b)	EX-99.906.CERT. Certification required by Rule 30a-2(b) of the Investment Company Act of 1940 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Gateway Trust

By:	/s/ Walter G. Sall
Walter G. Sall, Chairman

Date	February 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Walter G. Sall
Walter G. Sall, Chairman

Date	February 21, 2007

By:	/s/ Gary H. Goldschmidt
Gary H. Goldschmidt Vice President and Treasurer

Date	February 21, 2007